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                                  EXHIBIT 99(A)




               FORM OF PROXY OF FIRST INDEPENDENCE BANK OF FLORIDA








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                                   PROXY CARD

                                 REVOCABLE PROXY

                       FIRST INDEPENDENCE BANK OF FLORIDA


         PROXY SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON ________, 1997.

         The undersigned hereby appoints James E. Courtney and Edward H. Black, or either of them with individual power of substitution, proxies to vote all shares of the Common Stock of First Independence Bank of Florida ("First Independence") which the undersigned may be entitled to vote at the Special Meeting of Shareholders to be held at the main office of First Independence Bank of Florida, 16740 San Carlos Boulevard, SW, Fort Myers, Florida, 33908, on ______, ________, 1997, at __:00 p.m., and at any adjournment or postponement thereof.

1. To ratify and approve the Agreement and Plan of Merger dated as of May 8, 1997, pursuant to which First Independence will be merged with and into Colonial Bank.

                  FOR [ ]           AGAINST [ ]       ABSTAIN [ ]

2. In their discretion, to vote on such other matters as may properly come before the meeting and to vote upon matters incident to the conduct of the meeting.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRST INDEPENDENCE AND WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS RESPECTING SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND TO VOTE UPON MATTERS INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING.



                                    PLEASE MARK, SIGN BELOW, DATE AND RETURN
                                    THIS PROXY PROMPTLY IN THE ENVELOPE
                                    FURNISHED.

                                    PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.
                                    WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH
                                    SHOULD SIGN. WHEN SIGNING AS ATTORNEY,
                                    EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                    GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF
                                    A CORPORATION, PLEASE SIGN IN FULL CORPORATE
                                    NAME BY




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                                    PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A
                                    PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME
                                    BY AUTHORIZED PERSON.

                                    SHARES _______________

                                    DATED _______ ___, 1997


                                    -----------------------------------
                                    SIGNATURE

                                    -----------------------------------
                                    SIGNATURE IF HELD JOINTLY

                                    -----------------------------------
                                    PLEASE PRINT OR TYPE YOUR NAME


[ ] Please mark here if you intend to attend the Special Meeting of Shareholders.



         PLEASE RETURN YOUR SIGNED PROXY TO:

                  FIRST INDEPENDENCE BANK OF FLORIDA, INC.
                  16740 SAN CARLOS BOULEVARD, SW
                  FORT MYERS, FLORIDA 33908
                  ATTENTION: EDWARD H. BLACK, PRESIDENT



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